UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Earliest Event Reported: April 21, 2004

Date of Report: July 1, 2004

Ferrellgas Partners, L.P.
Ferrellgas Partners Finance Corp.
Ferrellgas, L.P.
Ferrellgas Finance Corp.

(Exact name of registrants as specified in their charters)

Delaware Delaware Delaware Delaware	001-11331 333-06693 000-50182 000-50183	43-1698480 43-1742520 43-1698481 14-1866671

(States or other jurisdictions of incorporation or organization)	Commission file numbers	(I.R.S. Employer Identification Nos.)

One Liberty Plaza, Liberty, Missouri 64068

(Address of principal executive offices) (Zip Code)

Registrants’ telephone number, including area code: (816) 792-1600

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS
INDEX TO EXHIBITS
Financial Statements of Blue Rino Corporation
Pro forma condensed combined statement of earnings
Pro forma condensed combined statement of earnings

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

     (a) Financial statements of businesses acquired.

          On April 22, 2004, we filed the audited consolidated balance sheets of Blue Rhino Corporation and subsidiaries as of July 31, 2003, and July 31, 2002 and the related consolidated statements of operations, stockholders’ equity and cash flows for each of the three years in the period ended July 31, 2003 and related footnotes. As required, in this report, we are filing the unaudited condensed consolidated balance sheet of Blue Rhino Corporation and subsidiaries as of January 31, 2004, and the related condensed consolidated statements of operations and cash flows for the three and six month periods then ended and related footnotes.

     (b) Pro forma financial information.

          On April 22, 2004, we filed the unaudited pro forma condensed combined financial statements of Ferrellgas Partners, L.P. and Blue Rhino Corporation as of January 31, 2004, for the six months ended January 31, 2004 and for the fiscal year ended July 31, 2003 and related footnotes. Also, on April 22, 2004 we filed the unaudited pro forma condensed combined financial statements of Ferrellgas L.P. and Blue Rhino Corporation as of January 31, 2004, for the six months ended January 31, 2004 and for the fiscal year ended July 31, 2003 and related footnotes. In this report, we are filing:

          (i) the unaudited pro forma condensed combined statement of earnings of Ferrellgas, L.P. for the nine months ended April 30, 2004 and related footnotes; and

          (ii) the unaudited pro forma condensed combined statement of earnings of Ferrellgas Partners, L.P. for the nine months ended April 30, 2004 and related footnotes.

     (c) Exhibits.

          The Exhibits listed in the Index to Exhibits are filed as part of this Current Report on Form 8-K.

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     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrants have duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

FERRELLGAS PARTNERS, L.P.

By Ferrellgas, Inc., its general partner

Date: July 1, 2004	By	/s/ Kevin T. Kelly

Kevin T. Kelly
Senior Vice President and
Chief Financial Officer (Principal
Financial and Accounting Officer)

FERRELLGAS PARTNERS FINANCE CORP.

Date: July 1, 2004	By	/s/ Kevin T. Kelly

Kevin T. Kelly
Senior Vice President and
Chief Financial Officer (Principal
Financial and Accounting Officer)

FERRELLGAS, L.P.

By Ferrellgas, Inc. (General Partner)

Date: July 1, 2004	By	/s/ Kevin T. Kelly

Kevin T. Kelly
Senior Vice President and
Chief Financial Officer (Principal
Financial and Accounting Officer)

FERRELLGAS FINANCE CORP.

Date: July 1, 2004	By	/s/ Kevin T. Kelly

Kevin T. Kelly
Senior Vice President and
Chief Financial Officer (Principal
Financial and Accounting Officer)

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INDEX TO EXHIBITS

Exhibit No.	Description of Exhibit
99.1	Unaudited condensed consolidated balance sheet of Blue Rhino Corporation and subsidiaries as of January 31, 2004 and the related condensed consolidated statements of operations and cash flows for the three and six months then ended and related footnotes as filed by Blue Rhino Corporation with the Securities and Exchange Commission on March 11, 2004.
99.2	Pro forma condensed combined statement of earnings of Ferrellgas, L.P. for the nine months ended April 30, 2004.
99.3	Pro forma condensed combined statement of earnings of Ferrellgas Partners, L.P. for the nine months ended April 30, 2004.